Exhibit 10.1

[GRAPHIC OMITTED]                                      700 W. PALMETTO PARK ROAD
     MCG                                                               SUITE 510
Partners, Inc.                                         BOCA RATON, FLORIDA 33433
                                                          TELEPHONE 561.620.9234
    merchant                                              FACSIMILE 561.620.9208
    banking



March 13, 2002


Howard Brummer
President
TL Global, Inc.
7000 W. Palmetto Park Road Suite 501
Boca Raton, Florida 33433

RE:  Office Space

Dear Howard:

         Pursuant to our discussions, TL Global, Inc. hereby agrees to pay MCG Partners, Inc. $2500 per month effective April 1, 2002 for its continued use of the MCG offices at 7000 West Palmetto Park Road, Suite 501. This fee shall cover the use of my office, and reasonable access to the conference room, copy machine and other office services.

         This arrangement shall be cancelable on 30 days' notice and shall otherwise terminate at such time as MCG's lease terminates.

Very truly yours,

MCG Partners, Inc.


Neil Swartz, President



Accepted by:
            ---------------------------
             Howard Brummer, President
             TL Global, Inc.